Prospectus supplement	October 30, 2012

Putnam Global Health Care Fund Prospectus dated December 30, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Kelsey Chen and Isabel Buccellati.

Ms. Buccellati, who joined the fund in September 2012, has been employed by Putnam Management as an Analyst since 2012. From 2002 through 2012, she was employed by Alliance Growth Equities, a unit of AllianceBernstein Ltd. as a Vice President, Global Ex US Sector Head Health Care.

Additional information regarding the other portfolio manager, including her business experience during the last five years, is set forth in the prospectus.

278081 - 10/12